                                                                   EXHIBIT 10(b)

                                                                  EXECUTION COPY

                                LETTER AMENDMENT

                                          February 23, 2005

To the Banks parties to the
   Credit Agreement referred to below

Gentlemen:

                  We refer to the Five Year Credit Agreement dated as of February 25, 2004 (the "Credit Agreement") among the undersigned, you and Citicorp USA, Inc., as your Agent. Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

                  It is hereby agreed by you and us that Section 3.01(b) of the Credit Agreement is, effective as of the date first above written, hereby amended by deleting in the sixth line thereof the words "the date which occurs one year from the date of its Issuance but in any event prior to the first anniversary of" and substituting for such words the words "thirty days prior to".

                  On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this letter amendment to Shearman & Sterling LLP, 525 Market Street, Suite 1500, San Francisco, CA 94105, Attention of Eldyne Perrou. This letter amendment shall become effective as of the date first above written when and if counterparts of this letter amendment shall have been executed by us and the Majority Lenders. This letter amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  [Remainder of page intentionally left blank.]

                  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By    /s/ John W. Wade
   ------------------------
   Title: Director

                  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By       /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

BANCA DI ROMA, SAN FRANCISCO FOREIGN BRANCH

By    /s/ Richard G. Dietz
   ------------------------
   Title: Vice President

By   /s/ Luca Balestra
   ------------------------
   Title: SVP and Manager

                  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

BANK OF AMERICA, N.A.

By    /s/ Amy Peden
   ------------------------
   Title: Vice President

                  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

BARCLAYS BANK PLC

By    /s/ Nicholas Bell
   ------------------------
   Title: Director

                  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

BNP PARIBAS

By    /s/ Nuala Marley
   ------------------------
   Title: Managing Director

By    /s/ Richard Pace
   ------------------------
   Title: Managing Director

                  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

CITICORP USA, INC.

By    /s/ Eileen L. Casson
   ------------------------
   Title: Vice President

                  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

CREDIT SUISSE FIRST BOSTON, acting through
Its Cayman Islands Branch

By    /s/ Jay Chall
   ------------------------
   Title: Director

By    /s/ Doreen Barr
   ------------------------
   Title: Associate

                  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

HARRIS NESBITT FINANCING, INC.

By    /s/ Joseph W. Linder
   ------------------------
   Title: Vice President

                  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

ING BANK N.V.

By    /s/ Alan Duffy
   ------------------------
   Title: Director

By    /s/ Sean Hassett
   ------------------------
   Title: Vice President

                  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

LLOYDS TSB BANK PLC.

By    /s/ Deborah Carlson
   ------------------------
   Title: VP & Manager -
          Business Development C.B. C103

By    /s/ Andrew Roberts
   ------------------------
   Title: VP Corporate Banking

                  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

MERRILL LYNCH BANK USA

By    /s/ Louis Alder
   ------------------------
   Title: Director

                  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

MIZUHO CORPORATE BANK LIMITED

By    /s/ Mark Gronich
   ------------------------
   Title: Senior Vice President

                  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

JPMORGAN CHASE BANK, N.A.

By    /s/ William P. Rindfuss
   ------------------------
   Title: Vice President

            This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

SOCIETE GENERALE

By    /s/ Mark Vigil
   ------------------------
   Title: Managing Director

            This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

STANDARD CHARTERED BANK

By    /s/ Frieda Youlios
   ------------------------
   Title: Vice President

By    /s/ Robert Reddington
   ------------------------
   Title: AVP/Credit Documentation

            This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

STATE STREET BANK AND TRUST COMPANY

By    /s/ Mary H. Carey
   ------------------------
   Title: Vice President

            This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

SUNTRUST BANK

By    /s/ Stacy M. Lewis
   ------------------------
   Title: Vice President

            This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

UBS LOAN FINANCE LLC

By    /s/ Edward Cripps
   ------------------------
   Title: Director

By    /s/ Joselin Fernandes
   ------------------------
   Title: Associate Director

            This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

UNION BANK OF CALIFORNIA, N.A.

By    /s/ Kin Cheng
   ------------------------
   Title: AVP

            This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

WELLS FARGO BANK, N.A.

By    /s/ Ling Li
   ------------------------
   Title: Vice President

            This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                   Very truly yours,

                                   THE WALT DISNEY COMPANY

                                   By    /s/ Jonathan S. Headley
                                      ------------------------------------------
                                      Title: Vice President, Corporate Finance
                                             and Assistant Treasurer

Agreed as of the date first above written:

WILLIAM STREET COMMITMENT CORPORATION
(Recourse only to assets of William Street Commitment Corporation)

By    /s/ Manda D'Agata
   ------------------------
   Title: Assistant Vice President